Financial Statements
(Unaudited)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2009

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements
(Unaudited)

September 30, 2009

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

September 30, 2009

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Communications Equipment Manufacturing	13.9%
Wired Telecommunications Carriers	11.4%
Plastics Product Manufacturing	10.3%
Other Electrical Equipment and Component Manufacturing	9.5%
Activities Related to Credit Intermediation	8.6%
Data Processing, Hosting, and Related Services	8.5%
Satellite Telecommunications	7.3%
Semiconductor and Other Electronic Component Manufacturing	2.1%
Computer and Peripheral Equipment Manufacturing	1.7%
Gambling Industries	1.5%
Alumina and Aluminum Production and Processing	1.4%
Depository Credit Intermediation	1.2%
Nonferrous Metal (except Aluminum) Production and Processing	1.2%
Industrial Machinery Manufacturing	1.2%
Offices of Real Estate Agents and Brokers	1.1%
Wired Telecommunications Carriers (except Satellite)	0.8%
Management, Scientific, and Technical Consulting Services	0.8%
Non-Depository Credit Intermediation	0.7%
Full-Service Restaurants	0.7%
Securities and Commodity Contracts Intermediation and Brokerage	0.5%
Electric Power Generation, Transmission and Distribution	0.2%
Radio and Television Broadcasting	0.1%
Other Amusement and Recreation Industries	0.1%
Home Furnishings Stores	0.0%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	15.2%

Total	100.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

September 30, 2009

Assets
Investments, at fair value:
Unaffiliated issuers (cost $609,850,126)	$453,214,852
Controlled companies (cost $101,667,818)	93,700,160
Other affiliates (cost $249,331,581)	256,530,353
Total investments (cost $960,849,525)	803,445,365

Cash and cash equivalents	144,355,219
Accrued interest income:
Unaffiliated issuers	7,738,238
Controlled companies	55,865
Other affiliates	67,054
Receivable for investment sold	674,699
Deferred debt issuance costs	1,474,609
Other receivables	379,348
Dividend receivable from affiliated issuer	30,034
Prepaid expenses and other assets	163,859
Total assets	958,384,290

Liabilities
Credit facility payable	275,000,000
Distributions payable	20,000,000
Payable for investment purchased	17,749,834
Interest payable	2,716,994
Management and advisory fees payable	1,113,594
Unrealized depreciation on swaps	1,253,345
Payable to affiliate	84,360
Accrued expenses and other liabilities	1,078,489
Total liabilities	318,996,616

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized,
3,322 shares issued and outstanding	83,050,000
Accumulated dividends on Series A - E preferred stock	38,931
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued
and outstanding	200,000
Accumulated dividends on Series Z preferred stock	6,006
Total preferred stock	83,294,937

Net assets applicable to common shareholders	$556,092,737

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096
shares issued and outstanding	$37
Paid-in capital in excess of par	757,469,386
Accumulated net investment income	18,911,862
Accumulated net realized losses	(61,679,217)
Accumulated net unrealized depreciation	(158,564,394)
Accumulated dividends to preferred shareholders	(44,937)
Net assets applicable to common shareholders	$556,092,737

Common stock, NAV per share	$15,231.62

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (50.08%)
Bank Debt (36.11%) (1)
Alumina and Aluminum Production and Processing (1.21%)
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 5.5%, due 12/14/11
(Acquired 6/25/09, Amortized Cost $68,246) (2)	$401,449	$213,170	0.02%
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14
(Acquired 8/11/09, Amortized Cost $52,997,292) (2)	$56,513,626	11,302,725	1.19%
Total Alumina and Aluminum Production and Processing		11,515,895

Basic Chemical Manufacturing (0.01%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, Prime + 6.25%, due 6/30/13
(Acquired 7/18/06, Amortized Cost $2,742,730)	$2,813,056	107,248	0.01%

Communications Equipment Manufacturing (7.02%)
Aspect Software, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 7%, due 7/11/12
(Acquired 8/25/09, 8/26/09, 8/31/09, 9/2/09, 9/8/09, 9/10/09, and 9/11/09,
Amortized Cost $9,141,223)	$14,261,421	10,803,026	1.14%
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/11
(Acquired 8/19/09, Amortized Cost $184,679)	$184,679	185,048	0.02%
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 9/30/10
(Acquired 12/5/08, Amortized Cost $3,332,410)	$3,332,410	3,284,923	0.35%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 9/30/10
(Acquired 9/28/06 and 10/5/07, Amortized Cost $24,921,378)	$24,990,501	24,840,558	2.62%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $31,948,070)	$33,987,308	27,427,758	2.89%
Total Communications Equipment Manufacturing		66,541,313

Computer and Peripheral Equipment Manufacturing (1.68%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 11/1/07, Amortized Cost $15,873,641)	$17,637,379	15,939,781	1.68%

Data Processing, Hosting, and Related Services (5.48%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 5.75%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $13,384,919) (3)	$13,658,081	13,578,413	1.43%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 10.25%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $38,194,665) (3)	$38,776,310	38,340,077	4.05%
Total Data Processing, Hosting, and Related Services		51,918,490

Electric Power Generation, Transmission, and Distribution (0.03%)
La Paloma Generating Company, Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Amortized Cost $2,977,479) (5)	$35,592,323	307,369	0.03%

Management, Scientific, and Technical Consulting Services (0.78%)
Booz Allen Hamilton Inc., Mezzanine Loan, 13%, due 7/31/16
(Acquired 8/1/08, Amortized Cost $7,232,625)	$7,305,682	7,360,474	0.78%

Offices of Real Estate Agents and Brokers (0.33%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17
(Acquired 9/30/09, Amortized Cost $7,228,916)	$7,228,916	7,545,181	0.80%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/13/07, 7/28/09, and 8/26/09, Cost $(2,541,009))	$24,457,831	(4,463,554)	(0.47)%
Total Offices of Real Estate Agents and Brokers		3,081,627

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Other Electrical Equipment and Component Manufacturing (1.02%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%,
due 12/31/12
(Acquired 12/31/07, Amortized Cost $5,518,997) (2), (3)	$5,518,997	$5,284,440	0.56%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $4,922,849) (2), (3)	$4,922,849	4,393,643	0.46%
Total Other Electrical Equipment and Component Manufacturing		9,678,083

Plastics Product Manufacturing (2.87%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK,
due 5/31/10
(Acquired 12/27/07 and 1/3/08, Amortized Cost $19,915,969) (2), (3), (12)	$19,915,731	18,621,208	1.97%
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10
(Acquired 9/18/08, Amortized Cost $8,233,911) (2), (3), (12)	$8,233,911	8,563,267	0.90%
Total Plastics Product Manufacturing		27,184,475

Radio and Television Broadcasting (0.13%)
High Plains Broadcasting Operating Company, Term Loan, Prime + 4%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $307,949)	$338,406	264,379	0.03%
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $1,166,152)	$1,281,486	1,001,161	0.10%
Total Radio and Television Broadcasting		1,265,540

Satellite Telecommunications (6.58%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 6% Cash + 2.5% PIK, due 6/30/10
(Acquired 6/6/06, Amortized Cost $27,953,614) (3)	$27,998,529	27,735,343	2.93%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
8.5% Cash + 7.25% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $32,273,353) (3)	$33,208,075	34,586,210	3.65%
Total Satellite Telecommunications		62,321,553

Semiconductor and Other Electronic Component Manufacturing (2.07%)
Isola USA Corporation, Revolver, LIBOR + 4.75%, due 12/18/12
(Acquired 6/29/09, Cost $2,113,978)	$4,404,121	2,642,473	0.28%
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12
(Acquired 7/12/07, 11/19/07, and 6/29/09, Amortized Cost $9,565,329)	$12,785,218	7,990,761	0.84%
Isola USA Corporation, 2nd Lien Term Loan, Prime + 14.5%, due 12/18/13
(Acquired 12/21/06, 4/16/07, and 5/22/07, Amortized Cost $34,747,512)	$35,866,469	8,966,617	0.95%
Total Semiconductor and Other Electronic Component Manufacturing		19,599,851

Wired Telecommunications Carriers (6.10%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
Prime + 5.25% Cash + 2% PIK, due 12/31/12
(Acquired 4/18/08 and 4/24/08, Amortized Cost $1,130,557)	$1,494,149	978,667	0.10%
Hawaiian Telcom Communications Inc., Revolver, Prime + 1.25%, due 4/30/12
(Acquired 5/9/08, 5/16/08, and 9/29/09, Cost $3,508,122)	$4,843,130	3,018,883	0.32%
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13
(Acquired 5/20/09 and 6/3/09, Amortized Cost $898,136)	$1,027,448	1,024,024	0.11%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 8.5% PIK, due 2/28/14
(Acquired 9/5/07, 4/22/09, and 6/17/09, Amortized Cost $15,122,264)	$17,447,424	11,172,167	1.18%
Integra Telecom, Inc., Term Loan, LIBOR + 11.5% PIK, due 8/31/14
(Acquired 9/5/07 and 4/2/08, Amortized Cost $33,131,176)	$33,961,655	3,888,610	0.41%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/1/07, 5/28/09, and 6/2/09, Amortized Cost $23,658,753)	$26,138,529	22,204,680	2.34%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Wired Telecommunications Carriers (continued)
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $13,074,082)	$13,074,082	$12,528,239	1.32%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $3,623,753) - (Netherlands) (6)	€2,640,087	3,053,419	0.32%
Total Wired Telecommunications Carriers		57,868,689

Wired Telecommunications Carriers (except Satellite) (0.80%)
Clearwire Corporation, 1st Lien Delayed Draw Term Loan,
LIBOR + 6% Cash + 0.5% PIK, due 5/28/11
(Acquired 9/2/09 and 9/9/09, Amortized Cost $3,521,661)	$3,759,046	3,670,945	0.39%
Clearwire Corporation, 1st Lien Term Loan, LIBOR + 6% Cash + 0.5% PIK, due 5/28/11
(Acquired 9/2/09 and 9/9/09, Amortized Cost $3,763,980)	$4,015,761	3,921,643	0.41%
Total Wired Telecommunications Carriers (except Satellite)		7,592,588

Total Bank Debt (Cost $455,839,361)		342,282,976

Other Corporate Debt Securities (13.97%)
Data Processing, Hosting, and Related Services (2.56%)
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17
(Acquired 6/17/09, Amortized Cost $21,385,172) (7)	$22,479,000	24,221,123	2.56%

Depository Credit Intermediation (0.66%)
Wells Fargo & Company, FDIC-Guaranteed Notes, 3%, due 12/9/11	$6,000,000	6,220,920	0.66%

Full-Service Restaurants (0.68%)
Landry's Restaurants, Inc., Senior Secured Notes, 14%, due 8/15/11
(Acquired 6/9/09, Amortized Cost $6,218,880) (7)	$6,478,000	6,492,381	0.68%

Gambling Industries (1.44%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18
(Acquired 4/15/09 and 6/25/09, Amortized Cost $21,070,681) (7)	$17,540,000	13,681,200	1.44%

Home Furnishings Stores (0.03%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (5)	$6,591,000	288,356	0.03%

Industrial Machinery Manufacturing (1.16%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $11,717,359) (7)	$13,347,000	10,957,887	1.16%

Non-Depository Credit Intermediation (0.71%)
General Electric Capital Corporation, FDIC-Guaranteed Notes, 1.8%, due 3/11/11	$1,500,000	1,516,110	0.16%
General Electric Capital Corporation, FDIC-Guaranteed Notes, 3.0%, due 12/9/11	$5,000,000	5,166,550	0.55%
Total Non-Depository Credit Intermediation		6,682,660

Offices of Real Estate Agents and Brokers (0.80%)
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$4,044,000	2,974,281	0.31%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$8,430,000	4,681,601	0.49%
Total Offices of Real Estate Agents and Brokers		7,655,882

Other Amusement and Recreation Industries (0.10%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/1/07, Amortized Cost $37,763,225) (5), (7)	$36,979,333	961,463	0.10%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Plastics Product Manufacturing (0.35%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09 (5)	$15,847,000	$1,901,640	0.20%
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $16,144,412) (2), (5), (7)	$16,527,000	1,393,226	0.15%
Total Plastics Product Manufacturing		3,294,866

Securities and Commodity Contracts Intermediation and Brokerage (0.48%)
Goldman Sachs Group Inc., FDIC-Guaranteed Notes, 1.7%, due 3/15/11	$1,500,000	1,513,635	0.16%
JP Morgan Chase & Company, FDIC-Guaranteed Notes, 1.65%, due 2/23/11	$3,000,000	3,035,760	0.32%
Total Securities and Commodity Contracts Intermediation and Brokerage		4,549,395

Wired Telecommunications Carriers (5.00%)
Global Crossing Limited, Senior Secured Notes, 12%, due 9/15/15
(Acquired 9/11/09, Amortized Cost $14,630,743) (7)	$14,937,000	15,678,921	1.65%
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $38,237,532) - (Netherlands) (6), (7)	€27,613,666	31,734,729	3.35%
Total Wired Telecommunications Carriers		47,413,650

Total Other Corporate Debt Securities (Cost $211,958,866)		132,419,783

Total Debt Investments (Cost $667,798,227)		474,702,759

Equity Securities (34.69%)
Activities Related to Credit Intermediation (8.60%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $52,744,807) (2), (3), (5), (7), (8)	52,744.807	73,452,418	7.75%
Online Resources Corporation, Common Stock (2), (5), (8), (10)	1,302,445	8,036,086	0.85%
Total Activities Related to Credit Intermediation		81,488,504

Alumina and Aluminum Production and Processing (0.22%)
Revere Holdings Inc., Class A Common Stock
(Acquired 8/11/09, Cost $0) (2), (5), (7), (8)	90	-	-
Revere Holdings Inc., Class B Common Stock
(Acquired 8/11/09, Cost $0) (2), (5), (7), (8)	6,940	-	-
Revere Leasing LLC, Class A Units
(Acquired 8/11/09, Cost $27,011) (2), (5), (7), (8)	90	26,979	-
Revere Leasing LLC, Class B Units
(Acquired 8/11/09, Cost $2,082,838) (2), (5), (7), (8)	6,940	2,082,229	0.22%
Total Alumina and Aluminum Production and Processing		2,109,208

Basic Chemical Manufacturing (0.00%)
THL Hawkeye Equity Investors, LP Interest
(Acquired 7/25/06, Cost $5,344,815) (5), (7)	5,626,113	-	-

Communications Equipment Manufacturing (6.90%)
Dialogic Corporation, Class A Convertible Preferred Stock
(Acquired 9/28/06, Cost $7,032,638) - (Canada) (5), (7)	7,197,769	6,956,644	0.74%
Gores I SF Luxembourg S.àr.1. Ordinary Shares
(Acquired 12/31/08, Cost $274,292) - (Luxembourg) (2), (3), (5), (6), (7), (8)	276,043	583,963	0.06%
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates
(Acquired 12/31/08, Cost $27,154,883) - (Luxembourg) (2), (3), (6), (7), (8)	27,328,261	57,832,394	6.10%
Total Communications Equipment Manufacturing		65,373,001

Data Processing, Hosting, and Related Services (0.43%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Cost $1,615,439) (5), (7), (9)	1,680,056	3,931,332	0.41%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Cost $64,618) (5), (7), (9)	67,203	157,254	0.02%
Total Data Processing, Hosting, and Related Services		4,088,586

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Shares	Fair Value	Percent of Cash and Investments

Equity Securities (continued)
Depository Credit Intermediation (0.57%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $19,111,941) (5), (7)	1,468,668	$5,435,158	0.57%

Electric Power Generation, Transmission, and Distribution (0.15%)
Mach Gen, LLC, Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Cost $1,442,223) (5), (7)	8,012	1,382,070	0.15%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Cost $597,390) (5), (7)	3,236	9,708	-
Total Electric Power Generation, Transmission, and Distribution		1,391,778

Industrial Machinery Manufacturing (0.02%)
GSI Group, Inc., Common Stock
(Acquired 8/20/08, Cost $1,949,763) (5), (7)	372,349	153,594	0.02%

Nonferrous Metal (except Aluminum) Production and Processing (1.22%)
International Wire Group, Inc., Common Stock
(Acquired 7/15/04 and 7/19/04, Cost $9,581,477) (2), (7), (8)	637,171	11,513,680	1.22%

Other Electrical Equipment and Component Manufacturing (8.48%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $47,302,876) (2), (3), (5), (7), (8), (11)	2,561,000	80,415,400	8.48%

Plastics Product Manufacturing (7.02%)
Pliant Corporation, Common Stock
(Acquired 7/19/06, Cost $215) (5), (7), (13)	515	-	-
Pliant Corporation, 13%, PIK Preferred Stock (5)	6,804	-	-
Radnor Holdings, Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $16,977,271) (2), (5), (7), (8)	18,656,037	-	-
Radnor Holdings, Common Stock
(Acquired 7/31/06, Cost $141,356) (2), (5), (7), (8)	70	-	-
Radnor Holdings, Non-Voting Common Stock
(Acquired 7/31/06, Cost $1,489,840) (2), (5), (7), (8)	724	-	-
Radnor Holdings, Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (2), (5), (7), (8)	1	-	-
Radnor Holdings, Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (2), (5), (7), (8)	1	-	-
WinCup, Inc., Common Stock
(Acquired 11/29/06, Cost $73,517,938) (2), (3), (5), (7), (12)	73,517,938	66,515,685	7.02%
Total Plastics Product Manufacturing		66,515,685

Satellite Telecommunications (0.72%)
WildBlue Communications, Inc., Warrants to Purchase Common Stock
(Acquired 8/16/08, Cost $1,205,976) (3), (5), (7)	92,980	6,863,784	0.72%

Semiconductor and Other Electronic Component Manufacturing (0.04%)
TPG Hattrick Holdco, LLC, Common Units
(Acquired 4/21/06, Cost $3,829,068) (5), (7)	2,296,747	351,632	0.04%

Wired Telecommunications Carriers (0.32%)
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/30/07, Cost $5,780,030) - (Cayman Islands) (5), (6), (7)	4,215,000	3,042,596	0.32%

Total Equity Securities (Cost $293,051,298)		328,742,606

Total Investments (Cost $960,849,525) (14)		803,445,365

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Cash and Cash Equivalents (15.23%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.05%,
Collateralized by Federal Home Loan Bank Note	$3,551,528	$3,551,528	0.37%
General Electric Capital Corporation, Commercial Paper, 0.03%, due 10/1/09	$30,000,000	30,000,000	3.17%
Toyota Motor Credit Corporation, Commercial Paper, 0.12%, due 10/1/09	$10,000,000	10,000,000	1.06%
Union Bank of California, Commercial Paper, 0.02%, due 10/1/09	$17,000,000	17,000,000	1.79%
Union Bank of California, Commercial Paper, 0.03%, due 10/1/09	$20,000,000	20,000,000	2.11%
Chevron Funding Corporation, Commercial Paper, 0.04%, due 10/5/09	$15,000,000	14,999,933	1.58%
Chevron Funding Corporation, Commercial Paper, 0.09%, due 10/5/09	$20,000,000	19,999,800	2.11%
American Express Corporation, Commercial Paper, 0.05%, due 10/7/09	$10,000,000	9,999,917	1.06%
General Electric Capital Corporation, Commercial Paper, 0.03%, due 10/7/09	$9,000,000	8,999,955	0.95%
Union Bank of California, Commercial Paper, 0.05%, due 10/7/09	$8,000,000	7,999,933	0.84%
Cash Denominated in Foreign Currencies (Cost $57,622)	€102,960	150,733	0.02%
Cash Held on Account at Various Institutions	$1,653,420	1,653,420	0.17%
Total Cash and Cash Equivalents		144,355,219

Total Cash and Investments		$947,800,584	100.00%

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Priced using one or more independent third party pricing services.

(4)	Average quote obtained from multiple broker-dealers.

(5)	Non-income producing security.

(6)	Principal or shares amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(7)	Restricted security.

(8)	Investment is not a controlling position.

(9)	Priced by the investment manager.

(10)	Priced at NASDAQ closing price.

(11)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(12)	Issuer is a controlled company.

(13)
The Company may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

(14)	Includes investments with an aggregate market value of $39,913,091 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $87,575,529 and $104,237,118, respectively.
Aggregate purchases includes investment assets received as payment in kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of September 30, 2009 was $768,110,425 or 81.04% of total cash and investments of the Company.

Swaps at September 30, 2009 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$15,548,500	$(1,253,345)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Nine Months Ended September 30, 2009

Investment income
Interest income:
Unaffiliated issuers	$40,089,057
Controlled companies	2,320,003
Other affiliates	965,789
Dividend income:
Unaffiliated issuers	30,134
Other affiliates	29,929
Other income:
Unaffiliated issuers	431,528
Other affiliates	2,110
Total investment income	43,868,550

Operating expenses
Management and advisory fees	10,022,344
Interest expense	4,118,987
Credit enhancement fees	964,096
Legal fees, professional fees, and due diligence expenses	947,571
Commitment fees	594,881
Amortization of deferred debt issuance costs	473,982
Director fees	181,250
Insurance expense	168,890
Custody fees	81,613
Other operating expenses	1,595,204
Total expenses	19,148,818

Net investment income	24,719,732

Net realized and unrealized gain (loss) from investments and foreign currency
Net realized loss	(8,110,368)
Net change in net unrealized depreciation	84,866,412
Net realized and unrealized gain	76,756,044

Distributions to preferred shareholders	(2,208,662)
Net change in reserve for distributions to preferred shareholders	68,919

Net increase in net assets applicable to common shareholders
resulting from operations	$99,336,033

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Nine Months Ended
	September 30, 2009	Year Ended
	(Unaudited)	September 30,2008

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$486,756,704	$669,156,499

Net investment income	24,719,732	54,049,031
Net realized loss	(8,110,368)	(50,373,334)
Net change in unrealized depreciation	84,866,412	(241,753,488)
Gain on retirement of Series A - E preferred shares	-	82,497,250
Distributions to preferred shareholders from net investment income	(2,208,662)	(15,120,215)
Net change in reserve for distributions to preferred shareholders	68,919	2,300,961
Net increase (decrease) in net assets applicable to common shareholders
resulting from operations	99,336,033	(168,399,795)

Distributions to common shareholders from:
Net investment income	(30,000,000)	(14,000,000)

Net assets applicable to common shareholders, end of period (including undistributed net investment income of $18,911,862 and $26,400,792,
respectively)	$556,092,737	$486,756,704

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2009

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$99,336,033
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	8,110,368
Net change in unrealized depreciation	(84,848,720)
Distributions paid to preferred shareholders	2,208,662
Net change in reserve for distributions to preferred shareholders	(68,919)
Accretion of original issue discount	(324,506)
Net accretion of market discount/premium	(658,142)
Income from paid in-kind capitalization	(13,681,562)
Amortization of deferred debt issuance costs	473,982
Changes in assets and liabilities:
Purchases of investments	(73,893,967)
Proceeds from sales, maturities and paydowns of investments	104,237,118
Decrease in accrued interest income - unaffiliated issuers	2,061,825
Decrease in accrued interest income - controlled companies	60,944
Decrease in accrued interest income - other affiliates	6,037
Decrease in dividend receivable from affiliated issuer	658,215
Decrease in other receivables	102,091
Decrease in receivable for investment sold	2,479,669
Increase in prepaid expenses and other assets	(94,567)
Increase in payable for investment purchased	10,414,308
Decrease in management and advisory fees payable	(458,425)
Increase in interest payable	2,301,169
Decrease in payable to affiliate	(179,239)
Decrease in accrued expenses and other liabilities	(628,025)
Net cash provided by operating activities	57,614,349

Financing activities
Proceeds from draws on credit facility	138,000,000
Principal repayments on credit facility	(102,000,000)
Distributions paid to common shareholders	(10,000,000)
Distributions paid to preferred shareholders	(2,208,662)
Net cash provided by financing activities	23,791,338

Net increase in cash and cash equivalents	81,405,687
Cash and cash equivalents at beginning of period	62,949,532
Cash and cash equivalents at end of period	$144,355,219

Supplemental disclosure
Interest payments	$1,817,818

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

September 30, 2009

1.  Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004.  Investment operations commenced and initial funding was received on July 13, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company.  Babson Capital Management LLC serves as Co-Manager. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of four persons, three of whom are independent.  If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors.  The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of September 30, 2009, total maximum capitalization of the Company was approximately $1.069 billion, consisting of $711 million of committed common equity, approximately $83 million of Series A-E preferred shares (“APS”), $275 million under a senior secured revolving credit facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7).  The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of these investments are included in the collateral for the Senior Facility.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

1.  Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer.  Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility.  The cost of the surety polices is 0.20% for unutilized portions of the APS and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved on July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.  However, the Company’s operating agreement prohibits the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Series A-E Preferred Equity

At September, 30, 2009, the Company had 3,322 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  As of September 30 2009, the Company was in full compliance with such requirements.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2009, the results of its operations and cash flows for the nine months then ended, and the changes in net assets for the nine months then ended and for the year ended December 31, 2008.  Subsequent events have been evaluated through November 25, 2009, the date of issuance of the financial statements. The following is a summary of the significant accounting policies of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS.  Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At September 30, 2009, the investments of the Company were categorized as follows:

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$8,036,086
2	Other observable market inputs*	77,097,338	85,470,838	5,435,158
3	Independent third-party pricing sources that employ significant unobservable inputs	264,480,051	42,692,616	308,721,936
3	Internal valuations with significant unobservable inputs	705,587	4,256,329	6,549,426
Total		$342,282,976	$132,419,783	$328,742,606

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2009 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$303,489,639	$38,286,765	$257,068,949
Net realized and unrealized gains (losses)	(17,237,224)	(343,664)	48,114,949
Net acquisitions and dispositions	(30,312,597)	4,749,515	-
Net transfers into (out of) category	8,540,233	-	3,538,038
Ending balance	$264,480,051	$42,692,616	$308,721,936

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(27,737,611)	$(490,636)	$48,114,949

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$332,868	$6,732,254	$4,088,555
Net realized and unrealized gains (losses)	119,794	(3,758,264)	351,022
Net acquisitions and dispositions	252,925	-	2,109,849
Net transfers into (out of) category	-	1,282,339	-
Ending balance	$705,587	$4,256,329	$6,549,426

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$119,794	$(3,758,264)	$351,022

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date.  The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2009, the Company had foreign currency denominated investments with an aggregate market value of approximately 12% of the Company’s total investments. Such positions were converted at the closing rate in effect at September 30, 2009 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Gains and losses from derivative transactions during the nine months ended September 30, 2009 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Derivative	Realized	Unrealized
Cross currency basis swaps	$(478,046)	$(444,735)

Valuations of open swap transactions at September 30, 2009 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(1,253,345)

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility.  These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.  In connection with the reduction of the Company’s credit facility in December of 2008 (see Note 5), the Company wrote off an additional $1.4 million of debt issuance costs.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectibility of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements.  As of September 30, 2009, all tax years since January 1, 2006 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences.  These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the recognition of interest income, the timing of the recognition of gains and losses on certain investment transactions, and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2009 were as follows:

Unrealized appreciation	$105,647,070
Unrealized depreciation	(264,304,575)
Net unrealized depreciation	$(158,657,505)

Cost of investments	$960,849,525

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to a 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses.  As of September 30, 2009, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

3.  Distributions and Performance Fees (continued)

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually. As of September 30, 2009, the Company had declared $261,000,000 in distributions to common shareholders since inception.

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008.  Following the cessation of regular auctions, rates are determined as specified under such circumstances in the Statement of Preferences for the APS.  APS rates averaged 3.4% during the nine months ended September 30, 2009.

The Series Z share dividend rate is fixed at 4% per annum.

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments, the liquidation preference of the APS outstanding, and the maximum commitment under the Company’s credit facility, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding.  In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”).  Total available credit under the Senior Facility, subject to certain collateral requirements, was $275 million at September 30, 2009, and will be reduced periodically until the maturity of the Senior Facility on February 1,

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

5.  Senior Secured Revolving Credit Facility (continued)

2012.  Advances under the Senior Facility bear interest at either LIBOR plus 2.25% per annum or the lenders’ cost of funds plus 2.25% per annum, not to exceed LIBOR plus 2.45% per annum.  The weighted average interest rate on outstanding borrowings at September 30, 2009 was 2.49%.   The Company also incurs commitment fees at a rate of 0.30% per annum on the undrawn portion of the Senior Facility, or $273,281 per quarter when the average outstanding borrowings during such quarter are less than $206,250,000.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $31.6 million at September 30, 2009.  These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown.  However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of September 30, 2009.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

7.  Preferred Capital (continued)

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference.  The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

8.  Financial Highlights

	Nine Months
	Ended
	September 30,	December 31,
	2009
	(Unaudited)	2008	2007	2006	2005	2004(1)

Per Common Share(2)
Net asset value, beginning of period	$13,332.48	$18,328.49	$20,781.38	$19,282.86	$18,013.01	$17,382.68

Investment operations:
Net investment income (loss) (3)	677.08	1,480.42	2,211.14	1,290.12	126.46	(1,009.58)
Net realized and unrealized gain (loss)	2,102.38	(8,001.48)	(929.48)	2,597.58	2,233.97	2,092.16
Gain on retirement of Series A - E
preferred shares	-	2,259.64	-	-	-	-
Distributions to preferred shareholders from:
Net investment income	(60.50)	(414.14)	(158.52)	(224.32)	(132.75)	-

Realized gains	-	-	(176.77)	(118.71)	(59.64)	-
Returns of capital	-	-	-	-	-	(50.38)
Net change in reserve for distributions
to preferred shareholders	1.89	63.02	(52.15)	(7.47)	125.73	(133.94)
Total from investment operations	2,720.85	(4,612.54)	894.22	3,537.20	2,293.77	898.26

Distributions to common shareholders from:
Net investment income	(821.71)	(383.47)	(1,582.51)	(1,242.62)	(397.82)	(267.93)
Net realized gains on investments	-	-	(1,764.60)	(716.69)	(255.41)	-
Returns of capital	-	-	-	(79.37)	(370.69)	-
Total distributions to common shareholders	(821.71)	(383.47)	(3,347.11)	(2,038.68)	(1,023.92)	(267.93)

Net asset value, end of period	$15,231.62	$13,332.48	$18,328.49	$20,781.38	$19,282.86	$18,013.01

Return on invested assets (4), (5)	16.9%	(19.6)%	8.1%	21.4%	19.8%	14.1%

Gross return to common shareholders (4)	20.6%	(25.4)%	5.2%	24.8%	14.3%	2.7%
Less: performance fee (4)	-	-	(0.9)%	(5.3)%	(2.9)%	(0.8)%
Return to common shareholders (4), (6)	20.6%	(25.4)%	4.3%	19.5%	11.4%	1.9%

Ratios and Supplemental Data
Ending net assets applicable to common
shareholders	$556,092,737	$486,756,704	$669,156,499	$758,709,428	$432,087,444	$235,307,573
Net investment income (loss) / average
common equity (7), (8)	6.6%	9.4%	11.0%	6.7%	0.9%	(8.7)%

Expenses / average common equity
Operating expenses (7), (8)	5.1%	6.5%	6.1%	6.1%	8.3%	17.3%
Performance fees (4)	-	-	1.1%	4.2%	3.6%	-
Total expenses / average common equity	5.1%	6.5%	7.2%	10.3%	11.9%	17.3%

Portfolio turnover rate (4)	12.0%	22.4%	55.3%	28.8%	31.6%	17.8%
Weighted-average debt outstanding	$194,472,527	$271,734,973	$355,287,671	$274,723,288	$57,356,164	$7,389,535
Weighted-average interest rate	2.8%	3.5%	5.8%	5.7%	4.2%	2.4%
Weighted-average number of shares	36,509	36,509	36,509	32,368	17,097	8,737
Average debt per share	$5,326.69	$7,442.94	$9,731.48	$8,487.50	$3,354.75	$845.77

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2009

8.  Financial Highlights (continued)

Annualized Inception to Date Performance Data as of September 30, 2009
Return on common equity (6)	4.8%
Return on invested assets (5)	10.5%
Internal rate of return (9)	4.2%

(1)	The first year of fund operations, 2004, was a partial year. The Fund commenced operations on July 13, 2004.

(2)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3)	Includes accrual of performance fee. See Notes 3 and 7, above.

(4)	Not annualized for periods of less than one year.

(5)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(6)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(7)	Annualized for periods of less than one year.

(8)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(9)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees.  Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The internal rate of return presented assumes liquidation of the Company at net asset value as of the balance sheet date.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Nine Months Ended September 30, 2009

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EaglePicher Holdings, Inc., Common Stock	$78,148,915	$-	$-	$80,415,400
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	4,885,450	-	(42,129)	5,284,440
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	4,122,886	-	-	4,393,643
Gores I SF Luxembourg S.àr.1. Ordinary Shares	385,660	-	-	583,963
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates	38,180,313	-	-	57,832,394
International Wire Group, Inc., Common Stock	11,736,690	-	-	11,513,680
Online Resources Corporation, Series A-1 Convertible Preferred Stock	60,780,839	-	-	73,452,418
Online Resources Corporation, Common Stock	6,173,589	-	-	8,036,086
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 5.5%, due 12/14/11	-	68,246	-	213,170
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	-	52,997,292	-	11,302,725
Revere Holdings Inc., Class A Common Stock	-	-	-	-
Revere Holdings Inc., Class B Common Stock	-	-	-	-
Revere Leasing LLC, Class A Units	-	27,011	-	26,979
Revere Leasing LLC, Class B Units	-	2,082,838	-	2,082,229
Radnor Holdings Corporation, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09	2,109,837	-	-	1,393,226
Radnor Holdings Corporation, Series A Convertible Preferred Stock	-	-	-	-
Radnor Holdings, Common Stock	-	-	-	-
Radnor Holdings, Non-Voting Common Stock	-	-	-	-
Radnor Holdings, Warrants for Common Stock	-	-	-	-
Radnor Holdings, Warrants for Non-Voting Common Stock	-	-	-	-
WinCup, Inc., Common Stock	46,170,809	-	-	66,515,685
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10	7,021,428	938,921	-	8,563,267
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 5/31/10	14,871,332	1,442,026	-	18,621,208

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.